                                                                   Exhibit 10.17

                                 LOAN AGREEMENT

         This Loan Agreement (the "Loan Agreement") is entered into as of this 2nd day of February, 1999, by and among Cinema Ride, Inc., a Delaware corporation (the "Company"), and Mitch Francis, an individual ("Francis"), with reference to the following:

         A. After reviewing the Company's cash flow projections for the 1999 fiscal year, the directors of Company have concluded that, based on such projections, including projected cash flow from operations and debt service, and in view of the Company's current and anticipated cash position, the Company is expected to have insufficient funds to satisfy its existing financial obligations as well as to meet anticipated and unanticipated expenditures with respect to the Company's business plan.

         B. After an extensive search, management of the Company has been unable to secure alternate sources of financing.

         C. Francis has offered to assist the Company to satisfy in part its financial obligations by: (a) converting his existing note in the principal amount of $80,000 (the "Existing Note") to a demand note and (b) providing a line of credit to the Company in the amount of $120,000, all on the following terms and conditions.

         D. The outside directors of the Company deem it in the best interests of the Company and its stockholders to enter into this Loan Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. CONVERSION OF EXISTING NOTE. The Existing Note is hereby amended to provide that at any time prior to maturity and from time to time, the Company, at the request of the Board of Directors has the right to demand a repayment of all or a portion of the principal amount thereof, together with accrued and unpaid interest, upon 90 days written notice to Francis.

         2. LINE OF CREDIT.

                  a. LOAN. Subject to the terms and conditions of this Agreement, Francis agrees to make a loan (the "Loan") to the Company as and when the Company, through its Board of Directors may request at any time up to February 2, 2002 (the "Termination Date"). The aggregate unpaid principal amount of the Loan together with interest thereon shall be paid by the Company to Francis on the Termination Date. The Loan shall be evidenced by a Note substantially in the form of Exhibit A attached hereto. Prior to or concurrently with making a request hereunder, the Company shall require payment under the existing Note as amended.

                  b. INTEREST ON LOAN. The Loan shall bear interest on the unpaid principal amount thereof from time to time outstanding at 12% interest per annum. Interest on the Loan shall be payable monthly commencing the first day of the month following the date of the Loan. Interest shall be based upon a 360-day year and actual number of days elapsed.

                  c. DISBURSEMENT OF FUNDS. Whenever the Company desires to receive the Loan hereunder, it shall give Francis at least 90 days prior written notice. The request shall be signed by the Company's Chief Financial Officer and specify the amount of the Loan. Only one request may be made by the Company.

         3. SECURITY.

                  a. GRANT OF SECURITY INTEREST. To secure all of the Company's obligations under the Loan, the Company hereby grants and transfers to Francis a continuing security interest in all of the assets of the Company except as set forth below in Section 3.2. Subject to Section 3.2, such assets shall include all of Company's

         3.1 inventory,

         3.2 accounts and other rights to receive the payment of money,

         3.3 general intangibles,

         3.4 business and office equipment,

         3.5 business fixtures,

         3.6 all other tangible personal property and physical properties,

         3.7 rights in all motion pictures and programs (the "Ride Film Library") whether recorded on film, videotape, cassettes, cartridge, disk or on or by any other means, method, process or device whether now known or hereafter developed,

         3.8 all rights of every kind or nature of the Company in and to any and all music and musical composition created for, used in or to be used in connection with the Ride Film Library, including, all copyrights therein, all copyrights, rights and copyrights,

         3.9 All of the Company's interest in copyrights and renewals and extensions of copyrights with respect to the Ride Film Library,

         3.10 all rights of the Company to produce, acquire, release, sell, distribute, lease, market, license, exhibit, transmit, or otherwise exploit the Ride Film Library or any portion thereof,

         3.11 all rights of the Company in any trademarks, service marks and patents, and all applications, renewals and extensions therefor, and all know how, trade secrets and other intellectual property rights, and

         3.12 all cash and non-cash proceeds of the foregoing.

                  b. EXCLUDED PROPERTY. Notwithstanding anything to the contrary, there shall be excluded from the security interest hereunder all rights or property arising under agreements that prohibit (either expressly or under applicable law) the creation of a security interest in such property or rights.

         4. ISSUANCE OF WARRANT. In consideration for the agreements of Francis hereunder, including the amendment of the Existing Note and the provision of the Loan, the Company shall issue to Francis a warrant, substantially in the form of Exhibit B hereto to purchase an aggregate of 1,538,461 shares at $.13 per share, representing the per share market price on the date hereof.

         5. MISCELLANEOUS.

                  a. APPLICABLE LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted and construed in accordance with the laws of the State of California.

                  b. NOTICES. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed to have been given when deposited in the United States mail, certified, return receipt requested, with first-class postage prepaid, properly addressed or by personal delivery or recognized overnight courier to the following addresses:

                     Francis:

                     12001 Ventura Place, Suite 340

                     Studio City, California  91604

                     Attention:  Chief Financial Officer

                     The Company:

                     12001 Ventura Place, Suite 340

                     Studio City, California  91604

                     Attention:  Chief Financial Officer

                  c. ASSIGNMENTS. The provisions of this Agreement are hereby made applicable to and shall inure to the benefit of each parties' successors and assignors; provided, however, that the Company may not assign or transfer its rights or obligations under this Agreement without the prior written consent of Francis.

                  d. COMPLETE AGREEMENT. This Agreement, together with the exhibits to the Agreement, is intended by the parties hereto as a final expression of their agreement and is intended as a complete statement of the terms and conditions of this Agreement.

         IN WITNESS WHEREOF, Francis and Company have caused this Agreement to be executed on the date and year first written at the head of this Agreement.

                                 CINEMA RIDE, INC., a Delaware corporation



                                 By:  /s/  N. Feirstein
                                    -----------------------------------
                                      Its:  Director

                                 By:  /s/  B. Frankel
                                    -----------------------------------
                                      Its:  Director

                                      /s/  Mitch Francis
                                  -------------------------------------
                                  Mitch Francis

EXHIBIT A

PROMISSORY NOTE

$________________                                       Studio City, California


         FOR VALUE RECEIVED, Cinema Ride, Inc. ("Borrower" or "Company"), promises to pay to the order of Mitch Francis ("Lender"), the principal sum of _____________________________ ($_____________), together with interest at the rate specified in Section 1.1 from the date of this Note and computed on the unpaid principal sum from time to time outstanding, the same to be paid in lawful money of the United States of America. Principal, interest and other amounts payable hereunder to Lender are payable at the Company's offices in Studio City, California.

         1. INTEREST AND PAYMENTS.

                  1.1 INTEREST.

         Interest hereunder shall accrue from the date of this Note at a per annum rate equal to twelve percent (12%) (calculated on the basis of a 360-day-year composed of twelve 30-day months). Interest shall be payable monthly commencing the first day of the month following the date of this Note.

                  1.2 DUE DATE.

         The entire principal balance, and all accrued interest thereon, shall be paid in full by the Borrower on February 2, 2002.

         2. PREPAYMENTS.

         Borrower may prepay all or any portion of the principal balance of this Note at any time provided that such prepayment is accompanied by the payment of all default interest and accrued interest under this Note to the date of such prepayment.

         3. DEFAULT.

                  3.1 EVENTS OF DEFAULT.

         An Event of Default shall have occurred under this Note if any amount due (including principal and interest) is not paid within ten (10) days after written notice that such amount is delinquent, in which case the entire amount due hereunder shall be due and payable..

                  3.2 COSTS OF DEFAULT.

         Borrower shall pay all costs of collection when incurred by Lender, including, but not limited to, reasonable attorney's fees whether incurred in connection any trial or appeal of a trial court decision.

         4. MISCELLANEOUS.

         This Note shall be governed by the laws of the State of California.

                                     CINEMA RIDE, INC.


                                     By:
                                        -----------------------------------

                                     Its:
                                        -----------------------------------